                                                                                                December 20, 2011

Advantage Funds, Inc.:

-Dreyfus Total Emerging Markets Fund (the “Fund”)

Supplement to the Statement of Additional Information (the “SAI”)

dated

February 14, 2011

            The following information supplements the contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements - Portfolio Management”:

Catherine Elmore and Jay Malikowski serve as additional portfolio managers of the Fund.  Ms. Elmore is an employee of Dreyfus and Standish Mellon Asset Management Company LLC (“Standish), a subsidiary of BNY Mellon and an affiliate of Dreyfus.  Mr. Malikowski is an employee of Dreyfus and The Boston Company Asset Management, LLC (“TBCAM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus.